UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

595 Market Street, Suite 200,
San Francisco, CA 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 415 632-5600

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition

On October 12, 2023, LendingClub Corporation (the “Company”) issued a press release (the “Press Release”) regarding a cost reduction plan (the “Plan”) and preliminary financial results for the quarter ended September 30, 2023. A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information set forth in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 6, 2023, as part of the Plan, the Company and its chief administrative officer, Brandon Pace, agreed to consolidate certain leadership roles within the Company’s legal department (the “Consolidation”) and thereby eliminate the chief administrative officer position as of October 19, 2023 (the “Effective Date”).  Accordingly, Mr. Pace will cease serving in his existing capacity as of the Effective Date and, to facilitate an orderly execution of the Consolidation, is expected to remain an employee of the Company in a non-executive capacity through December 5, 2023.

In connection with his departure and subject to the execution of a release of claims against the Company, Mr. Pace will receive the severance payments set forth in his employment agreement and as detailed in the Company’s most recent definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2023.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated October 12, 2023
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation

Date:	October 12, 2023	By:	/s/ Andrew LaBenne
Andrew LaBenne
Chief Financial Officer